UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

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AMERICAN BEACON FUNDS
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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	2)	Aggregate number of securities to which transaction applies:
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	4)	Proposed maximum aggregate value of transaction:
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	5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was  paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
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	2)	Form, Schedule or Registration Statement No.:
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	3)	Filing Party:
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	4)	Date File

IMPORTANT SHAREHOLDER UPDATE
Bridgeway Large-Cap Growth Fund

URGENT PROXY VOTING REQUEST
Dear Shareholder:

We recently mailed you proxy materials regarding the Special Meeting of Shareholders for the Bridgeway Large-Cap Growth Fund to be held on December 2, 2015. These materials describe the proposal and ask for your vote on this important issue. Our records indicate that we have not received your vote. We encourage you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting.

Voting is quick and easy. Please vote now using one of these methods	1.Call 1-855-648-2883 to Speak with a Live Agent and Vote
For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.
2.Vote By Internet
Please visit the website noted on the enclosed proxy voting card and follow the online instructions.
3.Vote by Mail
Please mail your signed proxy voting card(s) in the postage-paid envelope.
4.Vote by Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW

The Board of Directors recommends that you vote “FOR” the proposal.

If you have already voted, thank you for your response. If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883. In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card.  We appreciate your immediate attention. Thank you.

IMMEDIATE ACTION NEEDED!
Bridgeway Large-Cap Growth Fund

  URGENT PROXY VOTING REQUEST
Dear Shareholder:
We have done multiple mailings to you of the proxy materials regarding the Special Meeting of Shareholders for the Bridgeway Large-Cap Growth Fund to be held on December 2, 2015. These materials describe the proposal and ask for your vote on this important issue.
Our records indicate that we have not received your vote! We encourage you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting.

Voting is quick and easy. Please vote now using one of these methods	1.Call 1-855-648-2883 to Speak with a Live Agent and Vote
For you convenience, you may call our toll free number Monday through Friday (9 A.M. to 6 P.M. EST) to speak with a live agent who can assist in registering your vote.
2.Vote By Internet
Please visit the website noted on the enclosed proxy voting card and follow the online instructions.
3.Vote by Mail
Please mail your signed proxy voting card(s) in the postage-paid envelope.
4.Vote by Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy voting card and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

PLEASE VOTE YOUR PROXY NOW

The Board of Directors recommends that you vote “FOR” the proposal.

If you have already voted, thank you for your response. If you have any further questions, please contact our Proxy Solicitor, Boston Financial Data Services, toll free at 1-855-648-2883. In addition, all proxy materials are conveniently available online at the website noted on the enclosed proxy voting card.  We appreciate your immediate attention. Thank you.

Bridgeway Funds Answering Machine Message	Meeting Date: December 2nd, 2015 Toll-Free #: 1-855-648-2883

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Bridgeway Funds. You should have received proxy materials in the mail concerning the upcoming Special Meeting of Shareholders to be held on December 2nd, 2015.

Your participation is very important. To vote over the telephone, call toll-free at 1-855-648-2883 and a proxy voting specialist will assist you with voting your shares.
Specialists are available Monday through Friday, 9am to 6pm Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Bridgeway Funds End Of Campaign Message	Meeting Date: December 2nd, 2015 Toll-Free #: 1-855-648-2883

End Of Campaign Message

Thank you for calling the BFDS Proxy Line on behalf of Bridgeway Funds. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your Bridgeway Funds account, please contact your Financial Advisor or call Bridgeway Funds directly 1-800-658-5811. Than you for investing with Bridgeway Funds.